Exhibit 10.22

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: c/o Compass Bank 8080 North Central Expressway Suite 310 Dallas, TX 75206 Attn: Institutional Real Estate Lending Dept.
APNs: 5144-009-081, 082, 089, 090 and 091	SPACE ABOVE THIS LINE FOR RECORDER'S USE

BOP FIGAT7TH LLC, a Delaware limited liability company,
Borrower
and
COMPASS BANK, an Alabama banking corporation, as Administrative Agent for itself and for each of the other lenders who are parties to the Loan Agreement, and their permitted successors and assigns,
Lender

__________________________________________
DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
___________________________________________

Dated: Effective as of September 10, 2014

BE ADVISED THAT THE PROMISSORY NOTE SECURED BY THIS LIEN INSTRUMENT MAY PROVIDE FOR ONE OR MORE OF THE FOLLOWING: (1) A VARIABLE RATE OF INTEREST; (2) A BALLOON PAYMENT AT MATURITY.
ATTENTION COUNTY RECORDER: THIS LIEN INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF BORROWER (DEBTOR) AND LENDER (SECURED PARTY) ARE SPECIFIED IN THE INITIAL PARAGRAPH OF THIS LIEN INSTRUMENT.
DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
This DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (herein referred to as the "Lien Instrument"), entered into effective as of September 10, 2014, by BOP FIGAT7TH LLC, a Delaware limited liability company ("Borrower"), wherein Borrower's address, location and mailing address for notice hereunder is c/o Brookfield Properties, Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281, Attention: Jason Kirschner, to CHICAGO TITLE COMPANY-NBU ("Trustee"), whose address is 725 S. Figueroa St., Los Angeles, CA 90017, for the benefit of Administrative Agent, for the benefit of Lender whose address for notice hereunder is c/o Compass, as Administrative Agent, is 8080 North Central Expressway, Suite 310, Dallas, Texas 75206, Attention: Institutional Real Estate Lending Department.

ARTICLE I

DEFINITIONS

1.1    Definitions. As used herein, the following terms shall have the following meanings (all other capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement:
Administrative Agent: As of the date hereof, Compass, in its capacity as Administrative Agent for itself and each of the Lenders under the Loan Agreement, and any permitted successor or assign of Compass in such capacity.
Borrower: The entity described as Borrower in the initial paragraph of this Lien Instrument and any and all subsequent owners of the Mortgaged Property or any part thereof (without hereby implying Lender's consent to any Disposition of the Mortgaged Property).
Business Day: Any day other than a Saturday, Sunday, or other day on which commercial banks located in Dallas, Texas, Los Angeles, California or New York, New York are authorized by law to close.
Compass: COMPASS BANK, an Alabama banking corporation whose mailing address for notice hereunder is 8080 North Central Expressway, Suite 310, Dallas, Texas 75206, Attention: Institutional Real Estate Lending Department, agent for itself and for each of the other Lenders.

MORTGAGE – PAGE 1

Construction Contracts: Any and all contracts, subcontracts, and agreements, written or oral, between Borrower and any other party, and between parties other than Borrower, in any way relating to the construction of any Improvements on the Land or the supplying of material (specially fabricated or otherwise), labor, supplies or other services therefor.
Contracts: All of the right, title, and interest of Borrower in, to, and under any and all (i) agreements relating in any way to the construction of the Improvements or provision of materials therefor (including, without limitation, the Construction Contracts); (ii) contracts for the sale of all or any portion of the Mortgaged Property, whether such Contracts are now or at any time hereafter existing, together with all payments, earnings, income, and profits arising from sale of all or any portion of the Mortgaged Property or from the Contracts and all other sums due or to become due under and pursuant thereto; (iii) contracts, licenses, permits, and rights relating to utility services whether executed, granted, or issued by a private person or entity or a governmental or quasi-governmental agency, which are directly or indirectly related to, or connected with, the Mortgaged Property; and (iv) all other contracts which in any way relate to the design, use, enjoyment, occupancy, operation, maintenance, or ownership of the Mortgaged Property (save and except any and all leases, subleases or other agreements pursuant to which Borrower is granted a possessory interest in the Land), including but not limited to engineer contacts, architect's contracts, maintenance agreements, construction contracts and service contracts.
Default Rate: As defined in the Note.
Environmental Liabilities Agreement: That certain Environmental Liabilities Agreement of even date herewith executed by Borrower for the benefit of Lender.
Event of Default: As defined herein and in the Loan Agreement.
Financing Statement: Collectively, the financing statement or financing statements (on Standard Form UCC-1 or otherwise) delivered by Borrower in connection with the Loan Documents.
Fixtures: All materials, supplies, equipment, systems, apparatus, and other items now owned or hereafter acquired by Borrower (excluding for the avoidance of doubt any of the same acquired by any Tenant at the Property pursuant to its Lease, the interest in which is not subsequently acquired by Borrower) and now or hereafter attached to, installed in, or used in connection with (temporarily or permanently) any of the Improvements or the Land, which are now owned or hereafter acquired by Borrower and are now or hereafter attached to the Land or the Improvements, together with all accessions, appurtenances, replacements, betterments, and substitutions for any of the foregoing and the proceeds thereof.
Hazardous Substance: As defined in the Environmental Liabilities Agreement.
Impositions: (i) All real estate and personal property taxes, charges, assessments, standby fees, excises, and levies and any interest, costs, or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied, or imposed upon the Mortgaged Property or the ownership, use, occupancy, or enjoyment thereof, or any portion thereof, or the sidewalks, streets, or alleyways adjacent thereto; (ii) any charges, fees, license payments, or other sums payable for or under any easement, license, or agreement maintained for the benefit of the Mortgaged Property; (iii) water, gas, sewer, electricity, and other utility charges and fees relating to the Mortgaged Property and (iv) assessments and charges arising under any subdivision, condominium, planned unit development, or other declarations, restrictions, regimes, or agreements affecting the Mortgaged Property.
Improvements: Any and all buildings, covered garages, air conditioning towers, open parking areas, structures and other improvements, and any and all additions, alterations, betterments or appurtenances thereto, now or at any time hereafter situated, placed, or constructed upon the Land or any part thereof, including that certain three-level, 332,293 square foot open-air retail center with related amenities.

DEED OF TRUST – PAGE 2

Indebtedness: (i) The principal of, interest on, or other sums evidenced by the Note otherwise due or owing from Borrower under the Loan Documents; (ii) any other amounts, payments, or premiums payable by Borrower under the Loan Documents; (iii) such additional sums, with interest thereon, as may hereafter be borrowed from Lender, its successors or assigns, by Borrower or the then record owner of the Mortgaged Property, when evidenced by a Note which, by its terms, is secured hereby (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (iv) any and all sums due and owing under and pursuant to an Interest Rate Protection Agreement (Compass), if any; and (v) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements, and extensions of any of the foregoing, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums. Notwithstanding the foregoing provisions of this definition, this Lien Instrument shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate, nor shall this definition operate or be effective to constitute or require any assumption or payment by any person, in any way, of any debt or obligation of any other person to the extent that the same would violate or exceed the limit provided in any applicable usury or other law.
Land: The real property or interest therein described in Exhibit A attached hereto and incorporated herein by this reference, which has an address of 735 South Figueroa Street, Los Angeles, Los Angeles County, California, 90017, together with all right, title, interest, and privileges of Borrower in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water and water rights, timber, crops, pertaining to such real property; and (iv) all appurtenances and all reversions and remainders in or to such real property, which, for the avoidance of doubt, excludes the Land (Parking); provided that, in the event that Borrower subsequently acquires title to the Land (Parking), then at all times subsequent to the date of such acquisition, the term "Land" shall include the Land (Parking) in all respects.
Land (Parking): The real property or interest therein described in Exhibit A-1 attached hereto and incorporated herein by this reference, together with all right, title, interest, and privileges in and to (i) all streets, ways, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (ii) any strips or gores of real property between such real property and abutting or adjacent properties; (iii) all water and water rights, timber, crops, pertaining to such real property; and (iv) all appurtenances and all reversions and remainders in or to such real property.
Leases: Any and all leases, master leases, subleases, licenses, concessions, or other agreements (written or oral, now or hereafter in effect) which grant to third parties a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits or payments made in connection therewith.
License: As defined in Section 9.2 hereof.
Loan Agreement: That certain Loan Agreement of even date herewith by and among Borrower, Administrative Agent and the other lenders named therein governing the loan evidenced by the and secured by, inter alia, this Lien Instrument.
Loan Documents: The Note, this Lien Instrument, the Loan Agreement, the Financing Statement, the Environmental Liabilities Agreement, the Guaranty, the Pledge Documents, the Assignment of Title Insurance Proceeds, the Interest Rate Protection Agreement (Compass), if any, and any and all other documents now or hereafter executed by Borrower or Guarantor, if any, in connection with the loan evidenced by the Note or in connection with the payment of the Indebtedness or the performance and discharge of the Obligations.
Local Issues: As defined in Section 12.10 hereof.

DEED OF TRUST – PAGE 3

Maturity Date: The Original Maturity Date; subject, however, to (i) those two (2) conditional Extension Options, each in one (1) year of length and (ii) the right of acceleration as herein provided and as provided in the Loan Documents.
Maximum Lawful Rate: The rate utilized by Lender pursuant to either (i) the weekly rate ceiling from time to time in effect as provided in Chapter 303, as amended, of the Texas Finance Code, or (ii) United States federal law which permits Lender to contract for, charge, or receive a greater amount of interest than that provided by such Chapter 303, as amended, for the purpose of determining the maximum lawful rate allowed by applicable laws. Additionally, to the extent permitted by applicable law now or hereinafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Lawful Rate under such Chapter 303, as amended, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect.
Minerals: All substances in, on, or under the Land which are now, or may become in the future, intrinsically valuable, that is, valuable in themselves, and which now or may be in the future enjoyed through extraction or removal from the Land, including without limitation, oil, gas, and all other hydrocarbons, coal, lignite, carbon dioxide and all other nonhydrocarbon gases, uranium and all other radioactive substances, and gold, silver, copper, iron and all other metallic substances or ores.
Mortgaged Property: The Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Construction Contracts, Plans, Leases, Rents and Reserves and any interest of Borrower now owned or hereafter acquired in and to the Land, Minerals, Fixtures, Improvements, Personalty, Contracts, Construction Contracts, Plans, Leases, Rents and Reserves, together with any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations. As used in this Lien Instrument, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above and all or, where the context permits or requires, any interest therein.
Note: Collectively, one or more promissory notes, payable to the order of the Lenders in the aggregate stated principal amount of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) that matures as of the Original Maturity Date, as may be extended pursuant to the two (2) year Extension Option and any and all renewals, modifications, rearrangements, reinstatements, enlargements, or extensions of such promissory note or of any promissory note or notes given in renewal, substitution or replacement therefor.
Obligations: Any and all of the covenants, conditions, warranties, representations, and other obligations (other than to repay the Indebtedness, but excluding the Environmental Liabilities Agreement which is not secured hereby) made or undertaken by Borrower or Guarantor to Lender or Trustee as set forth in the Loan Documents.
Original Maturity Date: September 10, 2017.
Permitted Exceptions: The liens, easements, restrictions, security interests, and other matters (if any) as reflected on Exhibit B attached hereto and incorporated herein by reference and the liens and security interests created or otherwise permitted by the Loan Documents and such other easements, title or survey exceptions otherwise permitted by the Loan Documents or as Administrative Agent may approve in Administrative Agent's reasonable discretion.

Personalty: All of the right, title, and interest of Borrower in and to (i) the Plans; (ii) all building and construction materials and equipment; (iii) furniture, furnishings, equipment, machinery, goods (including, but not limited to, crops, farm products, timber and timber to be cut, and extracted Minerals, but expressly excluding any of the foregoing to the extent owned by a Tenant of the Property pursuant to its Lease, the interest in which is not subsequently acquired by Borrower); (iv) general intangibles (including payment intangibles), money, insurance proceeds, accounts, contract and subcontract rights, trademarks, trade names, inventory, monetary obligations, chattel paper (including electronic chattel paper), investment property, instruments, documents, letter of credit rights, and commercial tort claims; (v) all refundable, returnable, or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards,

DEED OF TRUST – PAGE 4

corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable, or reimbursable tap fees, utility deposits, commitment fees and development costs, any awards, remunerations, reimbursements, settlements, or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, Improvements, Fixtures, Construction Contracts, Contracts, Plans or Personalty, including, but not limited to, those for any vacation of, or change of grade in, any streets affecting the Land or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Land; and (vi) all other personal property of any kind or character as defined in and subject to the provisions of the Code (Article 9 - Secured Transactions); any and all of which are now owned or hereafter acquired by Borrower, and which are now or hereafter situated in, on, or about the Land or the Improvements, or used in or necessary to the complete and proper planning, development, construction, financing, use, occupancy, or operation thereof, or acquired (whether delivered to the Land or stored elsewhere) for use in or on the Land or the Improvements, together with all accessions, replacements, and substitutions thereto or therefor and the proceeds thereof.
Plans: Any and all plans, specifications, shop drawings, or other technical descriptions prepared for construction of the Improvements, and all supplements thereto and amendments and modifications thereof.
Pledge Documents: As defined in the Loan Agreement.
Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits (after Borrower acquires title thereto), and other benefits paid or payable by parties to the Contracts and/or Leases, other than Borrower for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.
Reserves: Collectively, all sums on deposit or due under this Lien Instrument, the Loan Agreement and the other Loan Documents including, without limitation, (i) any reserves or deposits pursuant to any of the Loan Documents, (ii) the accounts into which the Reserves have been deposited, (iii) all insurance on said accounts, (iv) all accounts, contract rights and general intangibles or other rights and interests pertaining thereto, (v) all sums now or hereafter therein or represented thereby, (vi) all replacements, substitutions or proceeds thereof, (vii) all instruments and documents now or hereafter evidencing the Reserves or such accounts, (viii) all powers, options, rights, privileges and immunities pertaining to the Reserves (including the right to make withdrawals therefrom), and (ix) all proceeds of the foregoing.
Subordinate Mortgage: Any mortgage, deed of trust, pledge, lien (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of the Mortgaged Property executed and delivered by Borrower, the lien of which is subordinate and inferior to the lien of this Lien Instrument.
Trustee: The corporation described as Trustee in the initial paragraph of this Lien Instrument.
Any capitalized term used in this Agreement and not otherwise defined herein shall have the meaning ascribed to each such term in the Loan Agreement. All terms used herein, whether or not defined in this Section 1.1, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

ARTICLE II

GRANT

2.1    Grant. To secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Borrower has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, with power of sale the Mortgaged Property, subject, however, to the Permitted Exceptions (which, for purposes of this Section 2.1, shall also include (a) Approved Leases, (b) Liens, if any, for Taxes or other charges not yet due and payable and not

DEED OF TRUST – PAGE 5

delinquent, (c) any Contested Items and (d) any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien), TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Borrower does hereby bind itself, its successors, and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof.

ARTICLE III

WARRANTIES AND REPRESENTATIONS
Borrower hereby unconditionally warrants and represents to Lender, as of the date hereof, as follows:

3.1    Incorporation of Warranties and Representations. All the warranties, representations, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Lien Instrument to the same extent and with the same force as if fully set forth herein.

3.2    Title and Lien. Borrower has good and indefeasible title to the Land in fee simple and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases (other than the Leases), covenants, and other rights, titles, interests, or estates of any nature whatsoever, except the Permitted Exceptions and Contested Items. Subject to the Permitted Exceptions and Contested Items, this Lien Instrument constitutes a valid, subsisting first lien on the Land, the Improvements, and the Fixtures; a valid, subsisting first priority security interest in and to the Personalty, Construction Contracts, Contracts (to the extent each is assignable without (x) consent from any other party to such Contract or (y) any payment or penalty in connection with any such assignment), Plans and to the extent that the terms Leases and Rents include items covered by the Code, in and to the Leases and Rents; and a valid, subsisting first priority assignment of the Leases and Rents not covered by the Code, all in accordance with the terms hereof.

ARTICLE IV

AFFIRMATIVE COVENANTS
Borrower hereby unconditionally covenants and agrees with Lender, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

4.1    Incorporation of Covenants. All the covenants contained in (a) the Loan Agreement, (b) the Note and (c) any of the other Loan Documents, are hereby made a part of this Lien Instrument of Trust to the same extent and with the same force as if fully set forth herein.

4.2    First Lien Status. Borrower will (a) protect the lien and security interest status of this Lien Instrument and the other Loan Documents subject only to the Permitted Encumbrances, and subject to the Contested Items, any inchoate liens and any liens expressly permitted by the other provisions of the Loan Documents and (b) will not permit to be created or to exist in respect of the Mortgaged Property or any part thereof any lien or security interest on a parity with, superior to, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions (which, for purposes of this Section 4.2 shall also include (a) Approved Leases, (b) Liens, if any, for Taxes or other charges not yet due and payable and not delinquent, and (c) any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien).

4.3    Payment of Impositions. Except as provided in the Loan Agreement as to Contested Items and subject to Section 6.5 of the Loan Agreement, Borrower will duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the earlier to occur of (a) prior to delinquency, (b) the day any fine, penalty, interest, or cost may be added thereto or imposed, or (c) the day any lien may be filed for the nonpayment

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thereof (if such day is used to determine the due date of the respective item), and Borrower shall deliver to Lender promptly after written notice of request to Borrower by Lender, a written receipt evidencing the payment of all real estate taxes and payment of all other Impositions.

4.4    Repair. Subject to Section 6.3 of the Loan Agreement, Borrower will maintain the Mortgaged Property in good order and condition (reasonable wear and tear excepted) and will make all repairs, replacements, renewals, additions, betterments, improvements, and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition.

4.5    Insurance. Borrower will obtain and maintain insurance upon and relating to the Mortgaged Property with such insurers, in such amounts and covering such risks as shall be set forth in the Loan Agreement.
To the extent applicable, TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE:
(A) BORROWER IS REQUIRED TO: (i) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT LENDER SPECIFIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) BORROWER MUST, IF REQUIRED BY LENDER, DELIVER TO LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF BORROWER FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B), LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF BORROWER AT BORROWER'S EXPENSE.
Notwithstanding the forgoing, Lender acknowledges that Borrower will purchase insurance from insurers licensed to do business in the State of California (even if not licensed in Texas).

4.6    Inspection. Borrower will permit Administrative Agent, Trustee and their agents, representatives, and employees, to inspect the Mortgaged Property at all reasonable times, with not less than two (2) Business Days prior notice to Borrower and subject to the rights of tenants.

4.7    Books and Records. Borrower will maintain full and accurate books of account and other records reflecting the results of the operations of the Mortgaged Property in accordance with the requirements of the Loan Agreement, and will furnish, or cause to be furnished, to Administrative Agent such reports and financial statements as are required herein or in the Loan Agreement.

4.8    Payment for Labor and Materials. Except for Contested Items, Borrower will promptly pay all bills for labor, materials, and specifically fabricated materials incurred in connection with the Mortgaged Property and never permit to exist in respect of the Mortgaged Property or any part thereof any lien or security interest, even though inferior to the liens and security interests hereof, for any such bill, and in any event never permit to be created or exist in respect of the Mortgaged Property, or any part thereof, any other or additional lien or security interest on a parity with, superior, or inferior to any of the liens or security interests hereof, except for the Permitted Exceptions (which, for purposes of this Section 4.8 shall also include (a) Liens, if any, for Taxes or other charges not yet due and payable and not delinquent, and (b) any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien).

4.9    Further Assurances and Corrections. From time to time, at the request of Administrative Agent, Borrower will (a) promptly correct any material defect, error, or omission which may be discovered in the contents of any of the Loan Documents or in the execution or acknowledgment thereof; (b) execute, acknowledge, deliver, record and/or file such further instruments and perform such further acts and provide such further assurances as may be reasonably necessary, desirable, or proper, in Administrative Agent's reasonable opinion, to carry out more effectively the purposes of the Loan Documents; (c) execute, acknowledge, deliver, procure, file, and/or record any

DEED OF TRUST – PAGE 7

document or instrument (including without limitation, any financing statement) deemed reasonably advisable by Administrative Agent to protect the liens and the security interests herein granted against the rights or interests of third persons; and (d) pay all costs reasonably incurred by Administrative Agent connected with any of the foregoing.

4.10    Tax on Lien Instrument. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Lien Instrument, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Borrower will promptly upon written notice from Lender pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax. In addition, Borrower shall not be responsible for net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on Administrative Agent or any Lender as a result of a present or former connection between Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Notes). Nevertheless, if a law is enacted making it unlawful for Borrower to pay such taxes, then Borrower must prepay the Indebtedness in full within one hundred-twenty (120) days after demand therefor by Administrative Agent.

4.11    Expenses. Subject to the provisions of Section 12.11 hereof, Borrower will pay on demand all reasonable and bona fide out-of-pocket costs, fees, and expenses and other expenditures, including, but not limited to, reasonable outside counsel attorneys' fees and expenses, paid or incurred by Administrative Agent to third parties incident to this Lien Instrument or any other Loan Document (including without limitation, reasonable outside counsel attorneys' fees and expenses in connection with the negotiation, preparation, and execution of any of the Loan Documents and any amendment thereto, any release hereof, any consent, approval or waiver hereunder or under any of the Loan Documents, the making of any advance under the Note, and any suit to which Lender is a party involving this Lien Instrument or the Mortgaged Property) or incident to the enforcement of the Indebtedness or the exercise of any right or remedy of Administrative Agent under any Loan Document. Notwithstanding the foregoing, whenever the term "attorneys' fees" or "reasonable attorneys' fees" is used herein or in any other Loan Document, such term shall mean fees of Administrative Agent's outside counsel based on work actually completed at its standard hourly rates, notwithstanding any statutory presumption to the contrary.

ARTICLE V

NEGATIVE COVENANTS
Borrower hereby unconditionally covenants and agrees with Lender, until the entire Indebtedness shall have been paid in full and all of the Obligations shall have been fully performed and discharged, as follows:

5.1    Incorporation of Covenants, Conditions and Agreements. All the negative covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) any of the other Loan Documents, are hereby made a part of this Lien Instrument to the same extent and with the same force as if fully set forth herein.

5.2    Use Violations. Borrower will not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of, the Mortgaged Property in any manner which (a) violates any Legal Requirement or Restrictive Covenants in any material respect, (b) may be dangerous unless safeguarded as required by law and/or appropriate insurance, (c) constitutes a public or private nuisance, or (d) makes void, voidable, or cancelable any insurance then in force with respect thereto.

5.3    Waste; Alterations. Borrower will not commit or knowingly permit any intentional physical waste or impairment of the Mortgaged Property and will not (subject to the provisions of Section 5.4 of the Loan Agreement and Section 4.4 hereof), without the prior written consent of Administrative Agent, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature, except in accordance with the Plans and permitted changes thereto.

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5.4    Replacement of Fixtures and Personalty. Except as may be provided in the Loan Agreement, Borrower will not, without the prior written consent of Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed), permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item is (a) obsolete, (b) removed temporarily for maintenance and repair or (c) if removed permanently and not obsolete, is replaced by an article of comparable or better suitability and value, owned by Borrower, free and clear of any lien or security interest, other than the Permitted Exceptions (which, for purposes of this Section 5.4 shall also include any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien).

5.5    Change in Zoning. Borrower will not (a) seek or acquiesce in a zoning reclassification of all or any portion of the Mortgaged Property or (b) grant or consent to any easement, dedication, plat, or restriction (or allow any easement to become enforceable by prescription), or any amendment or modification thereof, covering all or any portion of the Mortgaged Property, without Administrative Agent's prior written consent, whose consent shall not to be unreasonably withheld; provided, however, without the prior written consent of Administrative Agent, Borrower may seek or acquiesce in a zoning reclassification, overlay or variance relating to the use of signs at the Mortgaged Property.

5.6    No Drilling. Borrower will not, without the prior written consent of Administrative Agent, authorize any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

5.7    No Disposition. Except in regards to a Permitted Disposition or a sale of the Mortgaged Property that will simultaneously result in all amounts due under the Note being repaid in full, Borrower will not make a Disposition without obtaining Administrative Agent's prior written consent to the Disposition.

5.8    No Subordinate Mortgage. Except in regards to a Contested Item or except as otherwise expressly permitted under the Loan Documents, Borrower will not create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents with respect to the Mortgaged Property, other than the Permitted Exceptions.

5.9    No Additional Debt.

(a)Guaranties. Borrower shall not guarantee, endorse, or otherwise become contingently liable in connection with any obligation of any other Person, except guaranties in favor of and satisfactory to Lender and endorsements for deposit or collection in the ordinary course of business.

(b)Debt. Borrower shall not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Indebtedness, (ii) trade payables or accrued expenses incurred in the ordinary course of business of operating the Mortgaged Property; no debt whatsoever may be secured (senior, subordinate or pari passu) by the Land or Improvements except the Indebtedness, and (iii) loan or advances which must be repaid from an Affiliate that Controls (directly or indirectly) Borrower, provided that such loans (A) are made in accordance with the limited liability company agreement of Borrower as of the Effective Date, (B) shall have no lien rights whatsoever to any portion of the Mortgaged Property, and (C) shall have no rights to receive any payments or consideration during a continuing Event of Default. Other provisions of the Loan Documents are not intended to permit Borrower to incur any such liability prohibited under this Section 5.9.

5.10    No Encumbrances. Borrower shall not create, incur, assume, or suffer to exist any Lien on the all or any part of the Mortgaged Property, except for the Permitted Exceptions (which, for purposes of this Section 5.10 shall also include (a) Approved Leases, (b) Liens, if any, for Taxes or other charges not yet due and payable and not delinquent, and (c) any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any

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such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien) and Contested Items.

ARTICLE VI

EVENTS OF DEFAULT
The term "Event of Default", as used herein, shall have the same meaning ascribed for such term in the Loan Agreement.

ARTICLE VII

REMEDIES

7.1    Lender's Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, Lender may, at Lender's option, and by or through Trustee, by Administrative Agent, itself or otherwise, do any one or more of the following:

(a)Right to Perform Borrower's Covenants. If Borrower has failed to keep or perform any covenant whatsoever contained in any of the Loan Documents, Administrative Agent may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment actually made or expense actually incurred in the performance or attempted performance of any such covenant shall be and become a part of the Indebtedness.

(b)Right of Entry. Administrative Agent may, prior or subsequent to the institution of any foreclosure proceedings, to the extent permitted by applicable law, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation, the right to rent the same for the account of Borrower and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by Administrative Agent in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Indebtedness in such manner as Administrative Agent may elect. All such costs, expenses, and liabilities incurred by Administrative Agent in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Borrower and shall bear interest from the date of written notice to Borrower thereof until paid at the Default Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, Administrative Agent may invoke any and all legal remedies to dispossess Borrower, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by Administrative Agent pursuant to this subsection, Administrative Agent shall not be liable for any loss sustained by Borrower resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of Administrative Agent in managing the Mortgaged Property, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ADMINISTRATIVE AGENT, unless such loss is caused by the willful misconduct of Administrative Agent or Lender, nor shall Administrative Agent be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. BORROWER SHALL AND DOES HEREBY AGREE TO INDEMNIFY LENDER FOR, AND TO HOLD LENDER, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ADMINISTRATIVE AGENT, HARMLESS FROM, ANY AND ALL LIABILITY, LOSS, OR DAMAGE, ACTUALLY INCURRED BY LENDER UNDER ANY SUCH LEASE OR UNDER OR BY REASON HEREOF OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER, AND FROM ANY AND ALL CLAIMS AND DEMANDS

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WHATSOEVER ASSERTED AGAINST LENDER BY REASON OF ANY ALLEGED OBLIGATIONS OR UNDERTAKINGS ON ITS PART TO PERFORM OR DISCHARGE ANY OF THE TERMS, COVENANTS, OR AGREEMENTS CONTAINED IN ANY SUCH LEASE. SHOULD LENDER INCUR ANY SUCH LIABILITY, THE AMOUNT THEREOF, INCLUDING WITHOUT LIMITATION, COSTS, EXPENSES, AND REASONABLE ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON FROM THE DATE OF WRITTEN NOTICE TO BORROWER THEREOF UNTIL PAID AT THE DEFAULT RATE, SHALL BE SECURED HEREBY, AND BORROWER SHALL REIMBURSE LENDER THEREFOR PROMPTLY UPON DEMAND. Nothing in this subsection shall impose any duty, obligation, or responsibility upon Lender for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make Lender responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any Hazardous Substance on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Borrower hereby assents to, ratifies, and confirms any and all actions of Lender with respect to the Mortgaged Property taken under this subsection.
The remedies in this subsection are in addition to other remedies available to Lender and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial or judicial remedies otherwise available to Lender. The remedies in this Article VII are available under and governed by the real property laws of California and, except as described in Section 7.1(g) hereof, are not governed by the personal property laws of California, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under the Code. No action by Lender, taken pursuant to this subsection, shall be deemed to be an election to dispose of personal property under the Code. Any receipt of consideration received by Lender pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

(c)    Right to Accelerate. Administrative Agent may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Borrower and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to Lender shall not be deemed to be a waiver of any rights or remedies of Lender under the Loan Documents, at law or in equity.

(d)    Foreclosure‑Power of Sale. Administrative Agent may institute a proceeding or proceedings, judicial, by advertisement or otherwise, for the complete or partial foreclosure of this Lien Instrument or the complete or partial sale of the Mortgaged Property under the power of sale contained herein or under any applicable provision of law. Administrative Agent may sell the Mortgaged Property, and all estate, right, title, interest, claim and demand of Borrower therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time and place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Lien Instrument shall continue as a lien and security interest on the remaining portion of the Mortgaged Property.

(e)    Rights Pertaining to Sales. Subject to the provisions or other requirements of law and except as otherwise provided herein, the following provisions shall apply to any sale or sales of all or any portion of the Mortgaged Property under or by virtue of Section 7.1(d), whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale:

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(i)Trustee or Administrative Agent may conduct any number of sales from time to time. The power of sale set forth in Section 7.1(d) hereof shall not be exhausted by any one or more such sales as to any part of the Mortgaged Property which shall not have been sold, nor by any sale which is not completed or is defective in Administrative Agent's opinion, until the Indebtedness shall have been paid in full.

(ii)Any sale may be postponed or adjourned by public announcement at the time and place appointed for such sale or for such postponed or adjourned sale without further notice. Without limiting the foregoing, in case Administrative Agent shall have proceeded to enforce the right or remedy under this Lien Instrument by receiver, entry or otherwise, and such proceedings have been discontinued or abandoned for any reason or shall have been determined adversely to Administrative Agent then in every such case Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

(iii)After each sale, Administrative Agent, Trustee or an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers at such sale a good and sufficient instrument or instruments granting, conveying, assigning and transferring all right, title and interest of Borrower in and to the property and rights sold and shall receive the proceeds of said sale or sales and apply the same as herein provided. Each of Trustee and Administrative Agent is hereby appointed the true and lawful attorney‑in‑fact of Borrower, which appointment is irrevocable and shall be deemed to be coupled with an interest, in Borrower's name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold, and for that purpose Trustee and Administrative Agent may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that said attorney or such substitute or substitutes shall lawfully do by virtue thereof. Nevertheless, Borrower, if requested by Trustee or Administrative Agent, shall ratify and confirm any such sale or sales by executing and delivering to Trustee, Administrative Agent or such purchaser or purchasers all such instruments as may be advisable, in Trustee's or Administrative Agent's judgment, for the purposes as may be designated in such request.

(iv)Any and all statements of fact or other recitals made in any of the instruments referred to in subsection (iii) of this Section 7.1(e) given by Trustee or Administrative Agent as to nonpayment of the Indebtedness, or as to the occurrence of any Event of Default, or as to Administrative Agent having declared all or any part of the Indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the property or rights to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Borrower, Administrative Agent, or by Trustee, shall be taken as conclusive and binding against all persons as to evidence of the truth of the facts so stated and recited. Trustee or Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale so held, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee.

(v)The receipt by Trustee or Administrative Agent of the purchase money paid at any such sale, or the receipt by any other person authorized to receive the same, shall be sufficient authority therefor to any purchaser of any property or rights sold as aforesaid, and no such purchaser, or its representatives, grantees or assigns, after paying such purchase price and receiving such receipt shall be bound to see to the application of such purchase price or any part thereof upon or for any trust or purpose of this Lien Instrument or, in any manner whatsoever, be answerable for any loss, misapplication or nonapplication of any such purchase money, or part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

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(vi)Any such sale or sales shall operate to divest all of the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and any and all persons claiming or who may claim the same, or any part thereof or any interest therein, by, through or under Borrower to the fullest extent permitted by applicable law.

(vii)    Upon any such sale or sales, Administrative Agent may bid for and acquire the Mortgaged Property and, in lieu of paying cash therefor, in the event that Administrative Agent is the successful bidder, Administrative Agent may make settlement for the purchase price by crediting against the Indebtedness the amount of the bid made therefor, after deducting therefrom the expenses of the sale, the cost of any enforcement proceeding hereunder, and any other sums which Trustee or Administrative Agent is authorized to deduct under the terms hereof, to the extent necessary to satisfy such bid.

(viii)    Upon any such sale, it shall not be necessary for Trustee, Administrative Agent or any public officer acting under execution or order of court to have present or constructively in its possession any of the Mortgaged Property.

(f)    Lender's Judicial Remedies. Administrative Agent, or Trustee, upon written request of Administrative Agent, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the performance and discharge of the Obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Lien Instrument as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to Lender with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

(g)    Lender's Right to Appointment of Receiver. Administrative Agent, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Borrower and without any showing of insolvency, fraud, or mismanagement on the part of Borrower, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged Property or any part thereof, and of the Rents, and Borrower hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in such matters.

(h)    Lender's Uniform Commercial Code Remedies. Administrative Agent may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code to the extent permitted by applicable law:

(i)Administrative Agent may without demand or notice to Borrower, enter upon the Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable;

(ii)Administrative Agent may require Borrower to assemble the Personalty and make it available at a place Administrative Agent designates which is mutually convenient to allow Administrative Agent to take possession or dispose of the Personalty;

(iii)written notice mailed to Borrower as provided herein at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice;

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(iv)any sale made pursuant to the provisions of this subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under the power of sale as provided herein, upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale, and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under the Code;

(v)    in the event of a foreclosure sale, whether made under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of Administrative Agent, be sold as a whole;

(vi)    it shall not be necessary that Administrative Agent take possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale;

(vii)    prior to application of proceeds of disposition of the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by Administrative Agent;

(viii)    after notification, if any, hereafter provided in this subsection, Administrative Agent may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Administrative Agent's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Administrative Agent, Borrower shall assemble the Personalty and make it available to Administrative Agent at any place designated by Administrative Agent that is reasonably convenient to Borrower and Administrative Agent. Borrower agrees that Administrative Agent shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees, legal expenses, and all other costs and expenses incurred by Administrative Agent in connection with the collection of the Indebtedness and the enforcement of Lender's rights under the Loan Documents. Administrative Agent shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section 7.4 of this Lien Instrument. Borrower waives all rights of marshalling in respect of the Personalty. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Borrower waives all rights of marshalling in respect of the Personalty;

(ix)    any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, Administrative Agent having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by Administrative Agent, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

(x)    Administrative Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Administrative Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Administrative Agent.

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(i)    Rights Relating to Leases and Rents. Borrower has, pursuant to Article IX hereof, assigned, as collateral, to Lender all Rents under each of the Leases covering all or any portion of the Mortgaged Property. Administrative Agent, or Trustee, on Lender's behalf, may at any time, and without notice, either in person, by agent, or by receiver to be appointed by a court, enter and take possession of the Mortgaged Property or any part thereof, and in its own name, sue for or otherwise collect the Rents. Borrower hereby agrees that Administrative Agent may, upon written notice from Trustee or Administrative Agent to Borrower of the occurrence and during the continuation of an Event of Default, terminate the limited license granted to Borrower in Section 9.2 hereof, and thereafter direct the lessees under the Leases to pay direct to Administrative Agent, or Trustee on Lender's behalf, the Rents due and to become due under the Leases and attorn in respect of all other obligations thereunder direct to Administrative Agent without any obligation on such lessees part to determine whether an Event of Default does in fact exist or has in fact occurred. All Rents collected by Administrative Agent, or Trustee acting on Lender's behalf, shall be applied as provided for in Section 7.4 hereof; provided, however, that if the costs, expenses, and reasonable attorneys' fees shall exceed the amount of Rents collected, the excess shall be added to the Indebtedness, shall bear interest at the Default Rate, and shall be immediately due and payable. The entering upon and taking possession of the Mortgaged Property, the collection of Rents, and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default, if any, hereunder nor invalidate any act done pursuant to such notice, except to the extent any such default is fully cured. In addition, from time to time, Administrative Agent may elect, and notice hereby is given to each lessee under any Lease, to subordinate the lien of this Lien Instrument to any Lease by unilaterally executing and recording an instrument of subordination, and upon such election the lien of this Lien Instrument shall be subordinate to the Lease identified in such instrument of subordination; provided, however, in each instance such subordination will not affect or be applicable to, and expressly excludes any lien, charge, encumbrance, security interest, claim, easement, restriction, option, covenant and other rights, titles, interests or estates of any nature whatsoever with respect to all or any portion of the Mortgaged Property to the extent that the same may have arisen or intervened during the period between the recordation of this Lien Instrument and the execution of the Lease identified in such instrument of subordination.

(j)    Other Rights. Administrative Agent shall have and may exercise any and all other rights and remedies which Lender may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

(k)    Lender as Purchaser. Lender may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Lender shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. Administrative Agent, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of Administrative Agent's purchase shall be applied in accordance with Section 7.4 of this Lien Instrument.

7.2    Other Rights of Lender. Should any part of the Mortgaged Property come into the possession of Lender, whether before or after an Event of Default, Administrative Agent may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Administrative Agent may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Administrative Agent may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Administrative Agent in respect of the Mortgaged Property. Borrower covenants to reimburse and pay to Administrative Agent within ten (10) Business Days after notice thereof, at the place where the Note is payable, the amount of all reasonable out-of-pocket expenses (including without limitation the cost of any insurance, Impositions, or other charges) reasonably and actually incurred by Administrative Agent in connection with Administrative Agent's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Administrative Agent at the Default Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part

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of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by Administrative Agent shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Administrative Agent's possession.

7.3    Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser's ownership, immediate possession of the property purchased, and if Borrower or Borrower's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Borrower and Borrower's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

7.4    Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Article VII, or any Rents collected by Administrative Agent from the Mortgaged Property during an Event of Default, or the reserve for Impositions and insurance premiums, if any, required by the provisions of this Lien Instrument or sums received pursuant to Section 8.1 hereof, or proceeds from insurance which Administrative Agent elects to apply to the Indebtedness pursuant to Section 8.2 hereof, shall be applied by Trustee, or by Administrative Agent, as the case may be, to the Indebtedness in the following order and priority: (a) to the payment of all expenses of advertising, selling, and conveying the Mortgaged Property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees and a reasonable fee or commission to Trustee, based on actual time expended based on a reasonable hourly rate; (b) to the remainder of the Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity, and fourth, to the payment of any Interest rate Protection Agreement (Compass); (c) the balance, if any, and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or beneficiary of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Trustee and Administrative Agent shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority); and (d) the cash balance, if any, to Borrower. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Note or the other Loan Documents.

7.5    Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with Subsection 7.1(d) hereof, at any time before the sale, Trustee may abandon the sale, and Administrative Agent may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Administrative Agent should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Administrative Agent may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Mortgaged Property or any part thereof in accordance with the provisions of this Lien Instrument.

7.6    Payment of Fees. If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to Lender to mature same, or if Lender becomes a party to any suit where this Lien Instrument or the Mortgaged Property or any part thereof is involved, Borrower agrees to pay Administrative Agent's reasonable attorneys' fees and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Rate.

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7.7    Miscellaneous.

(a)In case Administrative Agent shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Administrative Agent shall have the unqualified right to do so and, in such event, Borrower and Lender shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if same had never been invoked.

(b)In addition to the remedies set forth in this Article VII, upon the occurrence and during the existence of an Event of Default, Lender and Trustee shall, in addition, have all other remedies available to them at law or in equity.

(c)All rights, remedies, and recourses of Lender granted in any of the Loan Documents, any other pledge of collateral, or otherwise available at law or equity and to the extent not prohibited by applicable law: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Borrower, the Mortgaged Property, or any one or more of them, at the sole discretion of Administrative Agent; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Administrative Agent exercising or pursuing any remedy in relation to the Mortgaged Property prior to Administrative Agent bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Administrative Agent elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Borrower prior to exercising any remedies in relation to Mortgaged Property, all liens and security interests, including the lien of this Lien Instrument, shall remain in full force and effect and may be exercised at Administrative Agent's option.

(d)Administrative Agent may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Lien Instrument or the other Loan Documents or affecting the obligations of Borrower, or any other party, to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Administrative Agent may resort to any of the collateral therefor in such order and manner as Administrative Agent may elect. No collateral heretofore, herewith, or hereafter taken by Administrative Agent shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

(e)Borrower hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Borrower by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment; (ii) except as expressly provided for in the Loan Documents, all notices of any Event of Default or of Trustee's or Administrative Agent's exercise of any right, remedy, or recourse provided for under the Loan Documents; and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.

(f)All agreed contractual duties are set forth in the Loan Documents.

(g)Subject to the provisions of Section 7.1(h) hereof, the remedies in this Article VII are available under and governed by the real property laws of California and are not governed by the personal property laws of California.

7.8    Texas Statutory Waiver Provision. To the maximum extent permitted by applicable law, Borrower hereby waives all rights, remedies, claims and defenses based upon or related to Sections 51.003, 51.004 and 51.005 of the Texas Property Code to the extent the same pertains or may pertain to any enforcement of this Lien Instrument.

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ARTICLE VIII

SPECIAL PROVISIONS

8.1    Condemnation Proceeds. Any sums received by Administrative Agent as a result of condemnation shall be, at the option of Administrative Agent (subject to the provisions of the Loan Agreement), applied in the manner set forth in the Loan Agreement.

8.2    Insurance Proceeds. Subject to the provisions of the Loan Agreement, the proceeds of any and all insurance upon the Mortgaged Property (other than proceeds of general public liability insurance) shall be collected by Administrative Agent, and Administrative Agent shall have the option (subject to the provisions of the Loan Agreement), to apply any proceeds in the manner described in the Loan Agreement.

8.3    INDEMNITY. BORROWER SHALL INDEMNIFY, DEFEND, AND HOLD HARMLESS LENDER, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ADMINISTRATIVE AGENT, FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, LOSS, COST, OR EXPENSE (INCLUDING, WITHOUT LIMITATION, REASONABLE OUTSIDE ATTORNEYS' FEES AND EXPENSES), ACTION, PROCEEDING, CLAIM OR DISPUTE ACTUALLY INCURRED OR SUFFERED BY LENDER, WHETHER VOLUNTARILY OR INVOLUNTARILY INCURRED OR SUFFERED, IN RESPECT OF THE FOLLOWING (COLLECTIVELY, AN "INDEMNIFIED CLAIM"):

(i)ANY LITIGATION CONCERNING THIS LIEN INSTRUMENT, THE OTHER LOAN DOCUMENTS OR THE MORTGAGED PROPERTY, OR ANY INTEREST OF BORROWER OR LENDER THEREIN, OR THE RIGHT OF OCCUPANCY THEREOF BY BORROWER OR LENDER, WHETHER OR NOT ANY SUCH LITIGATION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT;

(ii)ANY DISPUTE, INCLUDING DISPUTES AS TO THE DISBURSEMENT OF PROCEEDS OF THE NOTE NOT YET DISBURSED, AMONG OR BETWEEN ANY OF THE MEMBERS OF BORROWER;

(iii)ANY ACTION TAKEN OR NOT TAKEN BY LENDER OR TRUSTEE WHICH IS ALLOWED OR PERMITTED UNDER THIS LIEN INSTRUMENT OR ANY OF THE OTHER LOAN DOCUMENTS RELATING TO BORROWER, THE MORTGAGED PROPERTY OR OTHERWISE IN CONNECTION WITH THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION, THE PROTECTION OR ENFORCEMENT OF ANY LIEN, SECURITY INTEREST OR OTHER RIGHT, REMEDY OR RECOURSE CREATED OR AFFORDED BY THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS; AND

(iv)ANY ACTION BROUGHT BY LENDER OR TRUSTEE AGAINST BORROWER UNDER THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS, WHETHER OR NOT SUCH ACTION IS PROSECUTED TO A FINAL, NON-APPEALABLE JUDGMENT.

(v)LENDER AND/OR TRUSTEE MAY EMPLOY A THIRD PARTY ATTORNEY OR ATTORNEYS TO PROTECT OR ENFORCE ITS RIGHTS, REMEDIES AND RECOURSES UNDER THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND TO ADVISE AND DEFEND LENDER AND/OR TRUSTEE WITH RESPECT TO ANY SUCH ACTIONS AND OTHER MATTERS. BORROWER SHALL REIMBURSE LENDER AND/OR TRUSTEE FOR SUCH THIRD PARTY ATTORNEY'S RESPECTIVE REASONABLE FEES AND EXPENSES (INCLUDING EXPENSES AND COSTS FOR EXPERTS) PROMPTLY UPON RECEIPT OF A WRITTEN DEMAND THEREFOR, WHETHER ON A MONTHLY OR OTHER TIME INTERVAL, AND

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WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED OR CONCLUDED. ALL OTHER REIMBURSEMENT AND INDEMNITY OBLIGATIONS HEREUNDER SHALL BECOME DUE AND PAYABLE WHEN ACTUALLY INCURRED BY LENDER AND/OR TRUSTEE. ANY PAYMENTS NOT MADE WITHIN TEN (10) DAYS AFTER WRITTEN DEMAND THEREFOR SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE OF SUCH DEMAND UNTIL FULLY PAID. THE PROVISIONS OF THIS SECTION 8.3 SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND PERFORMANCE OF THE OBLIGATIONS, THE RELEASE OF THE LIEN OF THIS LIEN INSTRUMENT, ANY FORECLOSURE (OR ACTION IN LIEU OF FORECLOSURE) AND THE EXERCISE BY LENDER OF ANY AND ALL REMEDIES SET FORTH HEREIN OR IN THE LOAN DOCUMENTS. NOTWITHSTANDING THE FORGOING, NOTHING HEREIN SHALL REQUIRE THE BORROWER TO INDEMNIFY LENDER ON ACCOUNT OF ANY INDEMNIFIED CLAIMS ARISING FROM ADMINISTRATIVE AGENT'S OR LENDER'S GROSS NEGLIGENCE AND WILLFUL MISCONDUCT.

8.4    Subrogation. Borrower waives any and all right to claim, recover, or subrogation against Lender or its officers, directors, employees, agents, attorneys, or representatives for loss or damage to Borrower, the Mortgaged Property, Borrower's property or the property of others under Borrower's control from any cause insured against or required to be insured against by the provisions of the Loan Documents.

8.5    Setoff. Lender shall, only during the period of a continuing Event of Default, be entitled to exercise both the rights of setoff and banker's lien, if applicable, against the interest of Borrower in and to each and every account and other property of Borrower which are in the possession of Lender to the full extent of the outstanding balance of the Indebtedness.

8.6    Consent to Disposition. Subject to the terms of the Loan Agreement, it is expressly agreed that Administrative Agent may predicate Administrative Agent's decision to grant or withhold consent to a Disposition requiring Administrative Agent's consent pursuant to Section 5.7 hereof on such terms and conditions as Administrative Agent may require, in Administrative Agent's sole discretion, including without limitation, the following: (a) consideration of the creditworthiness of the party to whom such Disposition will be made and its management ability with respect to the Mortgaged Property, (b) consideration of whether the security for repayment of the Indebtedness and the performance and discharge of the Obligations, or Administrative Agent's ability to enforce its rights, remedies, and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (c) reimbursement of Administrative Agent for all costs and expenses incurred by Administrative Agent in investigating the creditworthiness and management ability of the party to whom such Disposition will be made and in determining whether Administrative Agent's security will be impaired by the proposed Disposition, (d) payment to Administrative Agent of a transfer fee to cover the cost of documenting the Disposition in its records, (e) payment of Administrative Agent's reasonable third party attorneys' fees in connection with such Disposition, (f) the express assumption of payment of the Indebtedness and performance and discharge of the Obligations by the party to whom such Disposition will be made (with or without the release of Borrower from liability for such Indebtedness and Obligations), (g) the execution of assumption agreements, modification agreements, supplemental loan documents, and financing statements, satisfactory in form and substance to Administrative Agent, (h) endorsements (to the extent available under applicable law) to any existing mortgagee title insurance policies insuring Lender's liens and security interests covering the Mortgaged Property, and (i) the provision of additional security for the payment of the Indebtedness and performance and discharge of the Obligations.

8.7    Consent to Subordinate Mortgage. In the event Administrative Agent consents to the granting of a Subordinate Mortgage, or in the event the above-described right of Administrative Agent to declare the Indebtedness to be immediately due and payable upon the granting of a Subordinate Mortgage without the prior written consent of Administrative Agent is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Borrower will not execute or deliver any Subordinate Mortgage unless (a) it shall contain express covenants to the effect: (1) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien and security interest evidenced by this Lien Instrument and each term and provision hereof;

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(2) that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Mortgaged Property will be named as a party defendant, nor will any action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property without the prior written consent of Administrative Agent; (3) that the rents and profits, if collected through a receiver or by the holder of the Subordinate Mortgage, shall be applied first to the Indebtedness, next to the payment of the Impositions, and then to the performance and discharge of the Obligations; and (4) that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Administrative Agent contemporaneously with the commencement of such action or proceeding; and (b) a copy thereof shall have been delivered to Administrative Agent not less than ten (10) days prior to the date of the execution of such Subordinate Mortgage.

ARTICLE IX

ASSIGNMENT OF LEASES AND RENTS

9.1    Assignment. For Ten Dollars ($10.00) and other good and valuable consideration, including the indebtedness evidenced by the Note, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto Lender, as security for the payment of the Indebtedness and the performance and discharge of the Obligations, the Leases and the Rents subject only to the Permitted Exceptions applicable thereto and the License (hereinafter defined); TO HAVE AND TO HOLD the Leases and the Rents unto Lender, forever, and Borrower does hereby bind itself, its successors, and assigns to warrant and forever defend the title to the Leases and the Rents unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however, that upon release of this Lien Instrument, this assignment shall automatically terminate and be of no further force and effect, and all rights, titles, and interests conveyed pursuant to this assignment shall become vested in Borrower without the necessity of any further act or requirement by Borrower, Trustee or Lender.

9.2    Limited License. Administrative Agent hereby grants to Borrower a limited license (the "License") to exercise and enjoy all incidences of the status of a lessor of the Leases and the Rents, including without limitation, the right to collect, demand, sue for, attach, levy, recover, and receive the Rents, and to give proper receipts, releases, and acquittances therefor. Borrower hereby agrees to receive all Rents and hold the same as a trust fund to be applied, and to apply the Rents so collected, first to the payment of the Indebtedness, next to the payment of the Impositions, and then to the performance and discharge of the Obligations. Thereafter, Borrower may use the balance of the Rent collected in any manner not inconsistent with the Loan Documents, including, without limiting, distributing such proceeds to its members, partners and constituents. From and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing (whether or not Administrative Agent shall have exercised Lender's option to declare the Note immediately due and payable), upon written notice by Administrative Agent, the License shall be revoked. Furthermore, and notwithstanding the provisions of this Section 9.2, no credit shall be given by Lender for any Rents until the money collected is actually received by Administrative Agent, and no such credit shall be given for any Rents after foreclosure or other transfer of the Mortgaged Property (or any part thereof from which Rents are derived pursuant to this Lien Instrument) to Lender or any other third party. Notwithstanding the foregoing, if at any time the License is revoked pursuant to this Section 9.2 and, subsequent thereto, there are no then continuing Events of Default, then the License shall be deemed reinstated and all of the provisions of this Section 9.2 shall automatically apply as if it were the License first granted hereunder. In such event, Administrative Agent will, upon written request and at Borrower's expense, send notices to any lessee to whom it had previously sent a notice or demand described in Section 7.1(i) hereof and direct such lessee to again make its respective payments to Borrower in accordance with the payment instructions previously existing.

9.3    No Merger of Estates. So long as any part of the Indebtedness and the Obligations secured hereby remain unpaid and unperformed or undischarged, the fee and leasehold estates to the Mortgaged Property shall not

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merge but rather shall remain separate and distinct, notwithstanding the union of such estates either in Borrower, Lender, any lessee, or any third party purchaser or otherwise.

9.4    BORROWER'S INDEMNITIES. SO LONG AS THE LICENSE IS IN EFFECT, BORROWER SHALL INDEMNIFY AND HOLD HARMLESS LENDER, ADMINISTRATIVE AGENT AND TRUSTEE, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF LENDER, ADMINISTRATIVE AGENT AND/OR TRUSTEE, FROM AND AGAINST ANY AND ALL LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE WHICH LENDER AND/OR ADMINISTRATIVE AGENT ACTUALLY INCURS UNDER OR BY REASON OF THIS ASSIGNMENT, OR FOR ANY ACTION TAKEN BY LENDER AND/OR ADMINISTRATIVE AGENT HEREUNDER, OR BY REASON OF OR IN DEFENSE OF ANY AND ALL CLAIMS AND DEMANDS WHATSOEVER WHICH MAY BE ASSERTED AGAINST LENDER, ADMINISTRATIVE AGENT AND/OR TRUSTEE ARISING OUT OF THE LEASES OR WITH RESPECT TO THE RENTS; PROVIDED, HOWEVER, BORROWER SHALL NOT BE OBLIGATED TO INDEMNIFY LENDER, ADMINISTRATIVE AGENT OR TRUSTEE TO THE EXTENT OF ANY LIABILITY, LOSS, COST, DAMAGE OR CLAIM ARISING FROM THE GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF TRUSTEE, LENDER AND/OR ADMINISTRATIVE AGENT. IN THE EVENT LENDER, ADMINISTRATIVE AGENT AND/OR TRUSTEE ACTUALLY INCURS ANY SUCH LIABILITY, LOSS, COST, DAMAGE, OR EXPENSE, THE AMOUNT THEREOF TOGETHER WITH ALL REASONABLE THIRD PARTY ATTORNEYS' FEES AND INTEREST THEREON AT THE DEFAULT RATE SHALL BE PAYABLE BY BORROWER TO LENDER, ADMINISTRATIVE AGENT AND/OR TRUSTEE IMMEDIATELY, WITHOUT DEMAND, AND SHALL BE DEEMED A PART OF THE INDEBTEDNESS AND SECURED UNDER ARTICLE II HEREOF.

9.5    Administrative Agent Not Responsible. Under no circumstances shall Administrative Agent have any duty to produce Rents from the Property. Regardless of whether or not Administrative Agent, in person or by agent, takes actual possession of the Land and Improvements, Administrative Agent is not and shall not be deemed to be: (a) a "mortgagee in possession" for any purpose; or (b) responsible for performing any of the obligations of the lessor under any lease; or (c) responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

ARTICLE X

SECURITY AGREEMENT

10.1    Security Interest. This Lien Instrument (a) shall be construed as a deed of trust on real property, and (b) shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until the grant of this Lien Instrument shall terminate as provided in Section 12.1 hereof, a first and prior security interest under the Code as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty, Fixtures, Contracts, Leases, Rents and Reserves. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Lender, a first and prior security interest (subject to the Permitted Exceptions (which, for purposes of this definition, shall also include (a) Approved Leases, (b) Liens, if any, for Taxes or other charges not yet due and payable and not delinquent, and (c) any workers', mechanics' or other similar Liens on the Mortgaged Property provided that any such Lien is bonded or discharged within sixty (60) days after Borrower first receives notice of such Lien) in all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Contracts, Leases, Rents and Reserves to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. It is the intent of Borrower and Lender that this Lien Instrument encumber all Leases and Rents, that all items contained in the definition of "Leases" and "Rents" which are included within the Code be covered by the security interest granted in this Article X, and that all items contained in the definition of "Leases" and "Rents" which are excluded from the Code be covered by the provisions of Article II and Article IX hereof.

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10.2    Financing Statements. Borrower hereby agrees with Lender to deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent, such "Financing Statements" and such further assurances as Administrative Agent may, from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted, and Administrative Agent may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.

10.3    Construction Mortgage and Fixture Filing. To the extent that Borrower and Administrative Agent on behalf of Lenders agree to any subsequent advances for construction of Improvements in accordance with the Loan Documents, as may be amended from time to time, this Lien Instrument shall secure any such future advances that may be used for construction of Improvements on the Land pursuant to the Loan Documents, as may be amended from time to time. Accordingly, in such event, this Lien Instrument constitutes a "construction mortgage" under the Code. This Lien Instrument shall also constitute a "fixture filing" for the purposes of the Code. All or part of the Mortgaged Property are or are to become fixtures; information concerning the security interest herein granted may be obtained from the parties at the address of the parties set forth herein. For purposes of the security interest herein granted, the address of Debtor (Borrower) is set forth in the first paragraph of this Lien Instrument and the address of the Secured Party (Lender) is set forth in Article I hereof. The Debtor's (Borrower's) state of organization is Delaware and its organization number is 5379999.

10.4    Representative Warranties and Covenants Regarding UCC Matters. Borrower represents and warrants that (a) Borrower's name, identity, and state of organization are precisely as referred to in the first paragraph of this Lien Instrument; (b) Borrower has been using or operating under said name and identity without change since the date of Borrower's creation; and (c) the location of all tangible Personalty collateral is located upon the Land. Borrower covenants and agrees that Borrower shall furnish Administrative Agent with notice of any change in the matters, addressed by clause (a) or (b) of this Section 10.4 within thirty (30) days prior to the effective date of any such change. Borrower authorizes Administrative Agent, at Borrower's cost, to execute and file instruments deemed necessary by Administrative Agent.

ARTICLE XI

CONCERNING THE TRUSTEE

11.1    No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Administrative Agent and, if Administrative Agent so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Lender.

11.2    Certain Rights. With the approval of Administrative Agent, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Administrative Agent) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys‑in‑fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney‑in‑fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Administrative Agent may instruct Trustee to take to protect or enforce Lender's rights hereunder.

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Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Borrower will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses actually incurred by Trustee in the performance of Trustee's duties.

11.3    Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

11.4    Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Administrative Agent. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Administrative Agent shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Administrative Agent shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Administrative Agent, and if such Administrative Agent be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Borrower hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Lien Instrument or applicable law.

11.5    Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

11.6    Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Administrative Agent or of the substitute Trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in Trustee's place.

11.7    No Representation by Trustee or Lender. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Administrative Agent pursuant to the Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Administrative Agent shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Administrative Agent.

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ARTICLE XII

MISCELLANEOUS

12.1    Reconveyance. If the Indebtedness is paid in full in accordance with the terms of the Loan Documents, Administrative Agent shall request Trustee to reconvey the Mortgaged Property and shall surrender this Lien Instrument and the Note to Trustee. Trustee shall promptly reconvey the Mortgaged Property without warranty to the person or persons legally entitled to the Mortgaged Property. Such person or persons shall pay Trustee's reasonable costs incurred in so reconveying the Mortgaged Property.

12.2    Performance at Borrower's Expense. Subject to the provisions of Section 12.11 hereof, Borrower shall (a) pay all reasonable legal fees of outside counsel incurred by Administrative Agent in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (b) reimburse Administrative Agent, promptly upon demand, for all amounts reasonably expended, advanced, or incurred by Administrative Agent to satisfy any obligation of Borrower under the Loan Documents, which amounts shall include all court costs, reasonable attorneys' fees of outside counsel (including, without limitation, for trial, appeal, or other proceedings), reasonable fees of auditors and accountants and other investigation expenses reasonably incurred by Administrative Agent in connection with any such matters; and (c) pay any and all other costs and expenses of performing or complying with any and all of the Obligations. The payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

12.3    Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this Section 12.3 shall limit the obligations of Borrower as otherwise set forth herein.

12.4    Recording and Filing. Borrower will cause the Loan Documents (requested by Administrative Agent) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Administrative Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, documentary stamp taxes, fees, and other charges.

12.5    Notices. All notices or other communications required or permitted to be given pursuant to this Lien Instrument shall be in accordance with the provisions of the Loan Agreement.

12.6    Covenants Running with the Land. All Obligations contained in this Lien Instrument and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Lien Instrument has been fully released by Administrative Agent.

12.7    Successors and Assigns. Subject to the provisions of Section 5.7 hereof, all of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives and all other persons claiming by, through, or under them.

12.8    No Waiver; Severability. Any failure by Trustee or Administrative Agent to insist, or any election by Trustee or Administrative Agent not to insist, upon strict performance by Borrower or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Trustee or Administrative Agent shall have the right at any time or times thereafter to insist upon strict performance by Borrower or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

DEED OF TRUST – PAGE 24

12.9    Counterparts. To facilitate execution, this Lien Instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Lien Instrument to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

12.10    APPLICABLE LAW. THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CHOICE OF LAW OR CONFLICT OF LAWS RULES) AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS, EXCEPT THAT THE LAWS OF THE STATE WHERE THE LAND IS LOCATED, INCLUDING LAWS GOVERNING FORECLOSURE, SHALL GOVERN THE LOCAL ISSUES. FOR PURPOSES HEREOF, THE TERM "LOCAL ISSUES" REFERS TO ANY PROVISION OF THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS WHICH PERTAINS TO (I) WHETHER A TRANSACTION TRANSFERS OR CREATES AN INTEREST IN REAL OR PERSONAL PROPERTY SITUATED IN THE STATE WHERE THE LAND IS LOCATED FOR SECURITY PURPOSES OR OTHERWISE, (II) THE NATURE OF AN INTEREST IN REAL OR PERSONAL PROPERTY SITUATED IN THE STATE WHERE THE LAND IS LOCATED THAT IS TRANSFERRED OR CREATED BY A TRANSACTION, (III) A METHOD FOR FORECLOSURE OF A LIEN OR SECURITY INTEREST IN REAL OR PERSONAL PROPERTY SITUATED IN THE STATE WHERE THE LAND IS LOCATED, (IV) THE NATURE OF AN INTEREST IN REAL OR PERSONAL PROPERTY SITUATED IN THE STATE WHERE THE LAND IS LOCATED THAT RESULTS FROM A FORECLOSURE, (V) THE MANNER AND EFFECT OF RECORDING OR FAILING TO RECORD EVIDENCE OF A TRANSACTION THAT TRANSFERS OR CREATES AN INTEREST IN REAL OR PERSONAL PROPERTY SITUATED IN THE STATE WHERE THE LAND IS LOCATED, OR (VI) ANY OTHER MATTERS CONTAINED IN THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS WHICH ARE PURPORTED TO BE GOVERNED BY THE UNIFORM COMMERCIAL CODE ADOPTED BY THE STATE OF THE STATE WHERE THE LAND IS LOCATED OR NAMES EXPRESS REFERENCE TO LAWS, STATUTES OR THE LAWS OF THE STATE OF IN THE STATE WHERE THE LAND IS LOCATED.

12.11    Controlling Agreement. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable laws of the State of Texas to the extent applicable, or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under Texas) and that this section shall control every other covenant and agreement in the Loan Documents. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under any of the Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Indebtedness, or if Lender's exercise of the option to accelerate the maturity of the Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Borrower's, Trustee's and Lender's express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of the Note and all other Indebtedness (or, if the Note and all other Indebtedness have been or would thereby be paid in full, refunded to Borrower), and the provisions of the Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the loan evidenced by the Loan Documents and/or secured

DEED OF TRUST – PAGE 25

hereby. Borrower hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Borrower will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Borrower or crediting such excess interest against this Note and/or any other indebtedness then owing by Borrower to Lender. Notwithstanding anything to the contrary contained in any of the Loan Documents, it is not the intention of Trustee and/or Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

12.12    Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Administrative Agent shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Administrative Agent and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

12.13    Rights Cumulative. Lender shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively, or concurrently against Borrower or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Administrative Agent, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. All rights and remedies of Lender hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

12.14    Payments. Remittances in payment of any part of the Indebtedness other than in the required amount in funds immediately available at the place where the Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Administrative Agent in funds immediately available at the place where the Note is payable (or such other place as Administrative Agent, in Administrative Agent's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Administrative Agent of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

12.15    Exceptions to Covenants. Borrower shall not be deemed to be permitted to take any action or to fail to take any action with respect to any particular covenant or condition contained in any of the Loan Documents if the action or omission would result in the breach of any other covenant or condition contained in any of the Loan Documents which has not been specifically waived or consented to by Administrative Agent, nor shall Administrative Agent be deemed to have consented to any such act or omission if the same would provide cause for acceleration of the Indebtedness as a result of the breach of any other covenant or condition contained in any of the Loan Documents which has not been specifically waived or consented to by Administrative Agent.

12.16    Reliance. Borrower recognizes and acknowledges that in entering into the loan transaction evidenced by the Loan Documents and accepting this Lien Instrument, Lender is expressly and primarily relying on the truth and accuracy of the foregoing warranties and representations set forth in Article III hereof without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the loan evidenced by the Loan Documents and accepting of this Lien Instrument; and that Lender would not be willing to make the loan evidenced by the Loan Documents and accept this Lien Instrument in the absence of any of such warranties and representations.

DEED OF TRUST – PAGE 26

12.17    Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

12.18    Loan Agreement. Reference is hereby made for all purposes to the Loan Agreement of even date herewith between Lender and Borrower pertaining to the funding of the principal amount of the Note. In event of a conflict between the terms and provisions hereof and the Loan Agreement, the Loan Agreement shall govern. In the event that any provision herein addresses the same subject matter as set forth in the Loan Agreement, any qualification or modification to such provision set forth in the Loan Agreement shall govern.

12.19    Construction. All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require. All terms used herein, whether or not defined in Section 1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

12.20    WAIVER OF RIGHT OF OFFSET. NO PORTION OF THE INDEBTEDNESS SHALL BE OR BE DEEMED TO BE OFFSET OR COMPENSATED BY ALL OR ANY PART OF ANY CLAIM, CAUSE OF ACTION, COUNTERCLAIM, OR CROSS-CLAIM, WHETHER LIQUIDATED OR UNLIQUIDATED, THAT BORROWER MAY HAVE OR CLAIM TO HAVE AGAINST LENDER. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BENEFITS OF CALIFORNIA CODE OF CIVIL PROCEDURE §431.70.

12.21    ENTIRE AGREEMENT; AMENDMENT. THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS LIEN INSTRUMENT AND THE OTHER LOAN DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RESPECTIVE PARTIES TO SUCH DOCUMENTS.

12.22    WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS LIEN INSTRUMENT OR THE OTHER LOAN DOCUMENTS.

12.23    NOTICE OF INDEMNIFICATION: BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THIS LIEN INSTRUMENT CONTAINS CERTAIN INDEMNIFICATION PROVISIONS, INCLUDING, BUT NOT LIMITED TO SECTIONS 7.1, 8.3 AND 9.4 HEREOF WHICH MAY, IN CERTAIN INSTANCES, INCLUDE INDEMNIFICATION BY BORROWER OR OTHERS AGAINST LENDER'S OWN NEGLIGENCE.

DEED OF TRUST – PAGE 27

ARTICLE XIII

SPECIAL STATE PROVISIONS

Notwithstanding anything contained herein to the contrary:

13.1    Request for Notice. In accordance with California Civil Code Section 2924b, Borrower hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in the first Section of this Lien Instrument.

13.2    Environmental Provision. Without limiting any of the remedies provided in this Lien Instrument or the other Loan Documents, Borrower acknowledges and agrees that the provisions of the separate Environmental Liabilities Agreement delivered by Borrower and Section 5.2 of this Lien Instrument, all constitute environmental provisions (as defined in California Code of Civil Procedure Section 736(f)(2)) made by Borrower relating to the real property security ("Environmental Provisions"), and that Borrower's failure to comply with the Environmental Provisions is a breach of contract such that Beneficiary shall have the remedies provided under California Code of Civil Procedure Section 736 ("Section 736") for the recovery of damages and for the enforcement of the Environmental Provisions. Pursuant to Section 736, Beneficiary's action for recovery of damages or enforcement of the Environmental Provisions shall not constitute an action within the meaning of California Code of Civil Procedure Section 726(a) nor shall it constitute a money judgment for a deficiency or a deficiency judgment within the meaning of California Code of Civil Procedure Section 580a, 580b, 580d or 726(b). Other than the remedy provided under Section 736, all remedies provided for by the Loan Documents are separate and distinct causes of action that are not abrogated, modified, limited or otherwise affected by the remedies provided under California Code of Civil Procedure Section 736(a).
[Remainder of page intentionally left blank.]

DEED OF TRUST – PAGE 28

EXECUTED effective as of the date first above written.

BORROWER: BOP FIGAT7TH LLC, a Delaware limited liability company By: /s/ JASON KIRSCHNER Name:Jason Kirschner Title:Vice President, Finance

STATE OF NEW YORK	)
	)	ss:
COUNTY OF NEW YORK	)
On September 5, 2014, before me, Claudia L. Gomez, Notary Public, personally appeared Jason Kirschner, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS my hand and official seal.

/s/ Claudia L. Gomez
Notary Public

CLAUDIA L. GOMEZ
Notary Public, State of New York
No. 01GO6265324
Qualified in New York County
Commission Expires July 9, 2016

List of Exhibits:

Exhibit A	-	Legal Description
Exhibit A-1	-	Legal Description (Parking)
Exhibit B	-	Permitted Exceptions

DEED OF TRUST – SIGNATURE PAGE

EXHIBIT A
Legal Description
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

LOT 3 OF TRACT NO. 71804, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1379 PAGES 42 TO 48, INCLUSIVE OF MAPS, THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LAND ALL MINERALS, GAS, OIL, PETROLEUM, NAPTHA AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER THAT PORTION OF SAID LAND, INCLUDED WITHIN THAT PORTION OF THE JACKINS TRACT IN BOOK 2, PAGE 71 OF MAPS, DESCRIBED AS FOLLOWS:

LOT 16 AND THE EASTERLY 10 FEET OF LOT 17 TOGETHER WITH THAT PORTION OF SAID LAND WHICH WOULD PASS BY OPERATIONS OF LAW WITH THE CONVEYANCE OF SAID LOT 16 AND THE EASTERLY 10 FEET OF LOT 17 TOGETHER WITH ALL NECESSARY AND CONVENIENT RIGHTS TO EXPLORE FOR, DEVELOP, PRODUCE, EXTRACT AND TAKE THE SAME INCLUDING THE EXCLUSIVE RIGHT TO DIRECTIONALLY DRILL INTO AND THROUGH SAID LAND FROM OTHER LANDS AND INTO THE SUBSURFACE OR OTHER LANDS, SUBJECT TO THE EXPRESS LIMITATIONS THAT ANY AND ALL OPERATIONS FOR THE EXPLORATION, DEVELOPMENT, PRODUCTION, EXTRACTION AND TAKING OF ANY OF SAID SUBSTANCES SHALL BE CARRIED ON AT LEVELS BELOW THE DEPTH OF 500 FEET FROM THE SURFACE OF THE ABOVE DESCRIBED PROPERTY BY MEANS OF MINES, WELLS, DERRICKS, AND/OR OTHER EQUIPMENT FROM THE SURFACE LOCATIONS ON ADJOINING OR NEIGHBORING LAND LYING OUTSIDE OF THE ABOVE DESCRIBED PROPERTY AND SUBJECT FURTHER TO THE EXPRESS LIMITATIONS THAT THE FOREGOING RESERVATIONS SHALL IN NO WAY BE INTERPRETED TO INCLUDE ANY RIGHTS OF ENTRY IN AND UPON THE SURFACE OF THE ABOVE DESCRIBED STRIP OF LAND, AS RESERVED BY MARY E. MC KENNEY, A MARRIED WOMAN ALSO KNOWN AS MARY ELIZABETH MC KENNEY, IN DEED RECORDED SEPTEMBER 24, 1968 AS INSTRUMENT NO. 560.

EXCEPT FROM SAID LOT, ALL OIL, GAS, AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFT OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CENTRAL BUSINESS DISTRICT REDEVELOPMENT PROJECT AREA AS RECORDED IN BOOK M5077, PAGE 558 OF

EXHIBIT A – PAGE 1

LOS ANGELES COUNTY RECORDS, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN DEED RECORDED JUNE 7, 1982 AS INSTRUMENT NO. 82-576233.

PARCEL 1A:

AN UNDIVIDED 14.75 PERCENT INTEREST IN AND TO LOT 4 OF AMENDED TRACT 32622, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1098 PAGE 83 TO 86 INCLUSIVE OF MAPS THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM SAID LOT 4, ALL OIL, GAS, AND MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR AND EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF ANY WELL, HOLE, SHAFTS OR OTHER MEANS OF EXPLORING FOR, REACHING OR EXTRACTING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE CENTRAL BUSINESS DISTRICT REDEVELOPMENT PROJECT AREA AS RECORDED IN BOOK M5077, PAGE 558 OF OFFICIAL RECORDS COUNTY RECORDER, STATE OF CALIFORNIA, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN DEED RECORDED JUNE 7, 1982 AS INSTRUMENT NO. 82-576233.

PARCEL 2:

EASEMENTS FOR PARKING, INGRESS AND EGRESS FOR PEDESTRIANS AND AUTOMOBILES, UTILITIES, SUPPORT, CONSTRUCTION, LOADING DOCKS AND OTHER MATTERS UPON THE TERMS AND CONDITIONS CONTAINED IN AND AS PROVIDED IN THAT CERTAIN AMENDED AND RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT BY AND AMONG SEVENTH STREET PLAZA ASSOCIATES, THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, AND PPLA PLAZA LIMITED PARTNERSHIP, DATED JUNE 20, 1986 AND RECORDED JUNE 04, 1987 AS INSTRUMENT NO. 87-885291, OFFICIAL RECORDS, SAID AGREEMENT BEING AMENDED BY AMENDMENT NO. 1 TO AMENDED AND RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED DECEMBER 5, 1990, BY AND BETWEEN PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP AND SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, RECORDED DECEMBER 21, 1990 AS INSTRUMENT NO. 90-2108281,AND RE-RECORDED APRIL 30, 1991 AS INSTRUMENT NO. 91-619078, BOTH OF OFFICIAL RECORDS, AND BY AMENDMENT NO. 2 TO AMENDED AND

EXHIBIT A – PAGE 2

RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED JANUARY 1, 1993, BY AND AMONG PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, AND THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, RECORDED JANUARY 30, 1995 AS INSTRUMENT NO. 95-150496, OFFICIAL RECORDS.

PARCEL 3:

EASEMENTS FOR PEDESTRIAN INGRESS AND EGRESS, ENCROACHMENTS, CONSTRUCTION, UTILITIES AND SUPPORT, LOADING DOCKS, PARKING TURNAROUND, ACCESS, MAINTENANCE, REPAIR, RESTORATION AND REPLACEMENT, AND CONDENSED WATER AND OTHER MATTERS UPON THE TERMS AND CONDITIONS CONTAINED IN AND AS PROVIDED IN THAT CERTAIN RECIPROCAL EASEMENT AND COST SHARING AGREEMENT BY AND AMONG EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BOP FIGAT7TH LLC, A DELAWARE LIMITED LIABILITY COMPANY AND BOP FIGAT7TH PARKING LLC, A DELAWARE LIMITED LIABILITY COMPANY, DATED SEPTEMBER 10, 2014, AND RECORDED ON SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-_____________ OF OFFICIAL RECORDS.

PARCEL 4:

EASEMENTS AS CREATED BY THAT CERTAIN DOCUMENT ENTITLED “AMENDED AND RESTATED LOT 4 CO-OWNERSHIP AGREEMENT”, DATED SEPTEMBER 10, 2014 EXECUTED BY EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, BOP FIGAT7TH LLC, A DELAWARE LIMITED LIABILITY COMPANY AND BOP FIGAT7TH PARKING LLC, A DELAWARE LIMITED LIABILITY COMPANY, SUBJECT TO ALL THE TERMS, PROVISION(S) AND CONDITIONS THEREIN CONTAINED, RECORDED SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-_____________ OF OFFICIAL RECORDS.

PARCEL 5:

WATER SUPPLY EASEMENTS AS CREATED BY THAT CERTAIN GRANT DEED DATED SEPTEMBER 10, 2014 EXECUTED BY EYP REALTY, LLC, A DELAWARE LIMITED LIABILITY COMPANY IN FAVOR OF BOP FIGAT7TH LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, SUBJECT TO ALL THE TERMS, PROVISION(S) AND CONDITIONS THEREIN CONTAINED, RECORDED SEPTEMBER 11, 2014 AS INSTRUMENT NO. 2014-_____________ OF OFFICIAL RECORDS.

EXHIBIT A – PAGE 3

EXHIBIT A-1
Legal Description (Parking)

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

LOTS 5 AND 6 OF AMENDED TRACT 32622, IN THE CITY OF LOS ANGELES, AS PER MAP RECORDED IN BOOK 1098 PAGES 83 TO 86 INCLUSIVE OF MAPS THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EASEMENTS FOR PARKING, INGRESS AND EGRESS FOR PEDESTRIANS AND AUTOMOBILES, UTILITIES, SUPPORT, CONSTRUCTION, LOADING DOCKS AND OTHER MATTERS UPON THE TERMS AND CONDITIONS CONTAINED IN AND AS PROVIDED IN THAT CERTAIN AMENDED AND RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT BY AND AMONG SEVENTH STREET PLAZA ASSOCIATES, THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, AND PPLA PLAZA LIMITED PARTNERSHIP, DATED JUNE 20, 1986 AND RECORDED JUNE 04, 1987 AS INSTRUMENT NO. 87-885291, OFFICIAL RECORDS, SAID AGREEMENT BEING AMENDED BY AMENDMENT NO. 1 TO AMENDED AND RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED DECEMBER 5, 1990, BY AND BETWEEN PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP AND SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, RECORDED DECEMBER 21, 1990 AS INSTRUMENT NO. 90-2108281, AND RE-RECORDED APRIL 30, 1991 AS INSTRUMENT NO. 91-619078, BOTH OF OFFICIAL RECORDS, AND BY AMENDMENT NO. 2 TO AMENDED AND RESTATED OWNERS' OPERATING AND RECIPROCAL EASEMENT AGREEMENT, DATED JANUARY 1, 1993, BY AND AMONG PPLA PLAZA LIMITED PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP, SOUTH FIGUEROA PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, SUCCESSOR IN INTEREST TO SEVENTH STREET PLAZA ASSOCIATES, A CALIFORNIA GENERAL PARTNERSHIP, FORMERLY KNOWN AS OXFORD-PRUDENTIAL JOINT VENTURE, AND THE COMMUNITY REDEVELOPMENT AGENCY OF THE CITY OF LOS ANGELES, CALIFORNIA, RECORDED JANUARY 30, 1995 AS INSTRUMENT NO. 95-150496, OFFICIAL RECORDS.

EXHIBIT A-1 – PAGE 1

EXHIBIT B
Permitted Exceptions

1.
Lack of abutter's rights of vehicular access appurtenant to the remaining portion of the property in and to the adjoining freeway over and across the direct line, shown in said Northerly line of Eighth Street extending 20 feet Easterly from the Southeasterly terminus of said direct line, said rights having been relinquished by the final decree of condemnation entered July 28, 1953, in the Superior Court of Los Angeles County, Case No. 594161, a certified copy of said decree having been recorded August 10, 1953 as Instrument No. 2288 in Book 42421, Page 127, Official Records of Los Angeles County, California ("Official Records"). Affects Parcel 1A

2.
Lack of rights of ingress and egress to or from the Harbor Freeway, said rights having been reserved by the State of California, in the deed by the State of California to Edson Bruce Gaston, a single man, by deed recorded April 12, 1956 as Instrument No. 3963 in Book 50872, Page 158, Official Records. Affects Parcel 1A

3.
That portion of Parcel 2 conveyed to M. Steven Bashara, by deed recorded July 17, 1956 in Book 51760, Page 20, Official Records, does not include an easement of access to the Harbor Freeway, as appurtenant thereto, said rights having been excepted and reserved by the State of California, in the deed recorded July 17, 1956 as Instrument No. 3739 in Book 51760, Page 20, Official Records. Affects Parcel 1A

4.	Description of the Land Within the Central Business District Redevelopment Project Area, recorded July 30, 1975, Recording No. 3868, Official Records. Affects all parcels

5.	Covenant and Agreement, executed by Amoco Realty Company in favor of City of Los Angeles, recorded November 25, 1977 as Recording No. 77-1304037, Official Records. Affects Parcel 1A

6.
Covenant and Agreement to Prohibit Residential Development in Commercial Zones - Park and Recreation Site Development Provisions, executed by Amoco Realty Company in favor of City of Los Angeles recorded March 14, 1978 as Recording No. 78-269799, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

7.
Covenant and Agreement, executed by Karam Ventures in favor of City of Los Angeles recorded March 14, 1978 as Recording No. 78-269800, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

8.
Covenant and Agreement, executed by Karam Ventures in favor of City of Los Angeles recorded March 14, 1978 as Recording No. 78-269801, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

9.
Covenants, conditions and restrictions set forth in the document entitled Grant Deed recorded August 3, 1983 as Recording No. 83-891108, Official Records, as modified by document recorded July 24, 1984 as Recording No. 84-879465, Official Records. Said covenants, conditions and restrictions provide that a violation thereof shall not defeat the lien of any mortgage or deed of trust made in good faith and for value. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

10.
Waiver of Damages, Indemnification Agreement and Right of Ingress and Egress Covenant to Run with the Land, executed by Oxford Properties, Inc., a Colorado corporation, dated September 4, 1983 as Recording No. 83-1071804, Official Records. Affects Parcel 1

11.
Covenant and Agreement Regarding Maintenance of Off-Street Parking Space, executed by PPLA Plaza Development Company in favor of The City of Los Angeles, recorded February 9, 1984 as Recording No. 84-176244, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

EXHIBIT B – PAGE 1

12.	Sidewalk easement and rights incidental thereto as set forth in a document entitled Easement Deed, recorded April 26, 1984, Recording No. 84-502147, Official Records. Affects: Parcel 1

13.
General Covenant and Agreement, executed by Oxford-Prudential Joint Venture in favor of City of Los Angeles and the Advisory Agency of said city, recorded May 17, 1984 as Recording No. 84-594046, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

14.
General Covenant and Agreement, executed by Oxford-Prudential Joint Venture in favor of City of Los Angeles and the Advisory agency of said city, recorded May 17, 1984 as Recording No. 84-594047, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

15.
Agreement re: Floor Area Allocation and Project Name Rights, dated May 22, 1984, executed by Oxford-Prudential Joint Venture, a California joint venture (formerly known as PPLA Plaza Development Company), Citicorp West, Inc., a Delaware corporation and Lillick McHose and Charles, a California general partnership, recorded July 9, 1984 as Recording No. 84-817061, Official Records. Affects Portions of Parcels 1, 1A, 2, 3, 4 and 5

16.
Easements for the purposes shown below and rights incidental thereto, as delineated or as offered for dedication on Tract Map of Amended Tract 32622, in the City of Los Angeles, as per map recorded in Book 1098, Pages 83 to 86 inclusive, Map Records of Los Angeles County, California ("Map Records"):

Public Street Easement (Figueroa Street)
Street (7th Street)
Affects: Parcel 1

17.
Street and future street purposes easement, and rights incidental thereto, as delineated or as offered for dedication, on Tract Map of Amended Tract 32622, in the City of Los Angeles, as per map recorded in Book 1098, Pages 83 to 86 inclusive, Map Records. Said offer was accepted by resolution, a certified copy of which was recorded July 2, 2014 at Recording No. 20140684424, Official Records. Affects Parcel 1

18.
Covenant and Agreement, executed by Oxford-Prudential Joint Venture in favor of City of Los Angeles, recorded June 4, 1984 as Recording No. 84-663834, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

19.
Covenant and Agreement Regarding Maintenance of Building, executed by Oxford-Prudential Joint Venture in favor of City of Los Angeles recorded June 22, 1984 as Recording No. 84-748928, Official Records. Affects portions of Parcels 1A, 2, 3 and 4

20.
Covenant and Agreement Regarding Maintenance of Off-Street Parking Space, executed by Oxford-Prudential Joint Venture, a California General Partnership, in favor of City of Los Angeles recorded August 1, 1984 as Recording No. 84-921686, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

21.
Covenant and Agreement to Maintain Trees, executed by Oxford Prudential Joint Venture in favor of City of Los Angeles, recorded August 14, 1984 as Recording No. 84-972807, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

22.
Covenant and Agreement for Indemnification, executed by PPLA Plaza Limited Partnership in favor of City of Los Angeles Department of Water and Power, recorded September 26, 1985 as Recording No. 85-1125194, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

23.
Covenants, conditions, restrictions and easements for parking, ingress and egress for pedestrians and automobiles, utilities, support, construction, loading docks and other matters upon the terms and conditions contained in and as provided in that certain Amended and Restated Owners' Operating and Reciprocal Easement Agreement by and among Seventh Street Plaza Associates, the Community Redevelopment Agency of the City of Los Angeles, California, and PPLA Plaza Limited Partnership, dated June 20, 1986

EXHIBIT B – PAGE 2

and recorded June 4, 1987 instrument no. 87-885291 Official Records, as modified by Amendment No. 1 to Owners' Operating and Reciprocal Easement Agreement recorded December 21, 1990 as Recording No. 90-2108281, Official Records, and re-recorded April 30, 1991 as Recording No. 91-619078, Official Records, as modified by Amendment No. 2 to Owners' Operating and Reciprocal Easement Agreement by and among Seventh Street Plaza Associates, the Community Redevelopment Agency of the City of Los Angeles, California, and PPLA Plaza Limited Partnership, recorded January 30, 1995 as Recording No. 95-150496, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

24.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partners in favor of City of Los Angeles, recorded January 10, 1986 as Recording No. 86-36686, Official Records. Affects Portions of Parcels 1, 2, 3, 4 and 5

25.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partners in favor of City of Los Angeles, recorded April 4, 1986 as Recording No. 86-422770, Official Records. Affects Portions of Parcels 1, 2, 3, 4 and 5

26.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partners in favor of City of Los Angeles, recorded April 4, 1986 as Recording No. 86-422771, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

27.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership, a California limited partnership and South Figueroa Plaza Associates, a California general partnership, in favor of City of Los Angeles, recorded September 4, 1987 as Recording No. 87-1436261, Official Records. Affects Parcel 1

28.
The fact that an amended map of Tract No. 32622 in the City of Los Angeles, has been recorded in Book 1098, Pages 83 through 86 inclusive of Maps, in the office of the County Recorder of Los Angeles County, for the purpose of correcting the boundary of airspace 10 and the Southerly portion of the boundary line between Lot 3 and Lots 4 through 9 inclusive in order to conform to the construction which took place on said lots. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

29.
Waiver of Damages, Indemnification Agreement, and Right of Ingress and Egress, Covenant to Run With the Land, dated March 28, 1990, recorded April 11, 1990, as Instrument No. 90-684765, Official Records. Affects: Parcel 1

30.
Waiver of Damages, Indemnification Agreements and Right of Ingress and Egress - Covenant to Run With the Land, executed by PPLA Plaza Limited Partnership, a California limited partnership in favor of City of Los Angeles, recorded March 12, 1990 as Recording No. 90-693228, Official Records. Affects: Parcel 1

31.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded June 1, 1990 as Recording No. 90-985025, Official Records. Affects portions of Parcels 1A, 2, 3, 4 and 5

32.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded March 22, 1991 as Recording No. 91-411206, Official Records. Affects portions of Parcels 1A, 2, 3 and 4

33.
Affidavit Regarding Maintenance of Pavement, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded April 5, 1991 as Recording No. 91-486068, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

34.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership in favor of City of Los Angeles, recorded March 22, 1991 as Recording No. 91-411207, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

EXHIBIT B – PAGE 3

35.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA-Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded June 10, 1991 as Recording No. 91-865708, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

36.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded May 8, 1992 as Recording No. 92-831789, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

37.
Covenant and Agreement Regarding Maintenance of Building, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded April 13, 1993 as Recording No. 93-692926, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

38.
Covenant and Agreement Regarding Maintenance of Building Slip Resistant Surface Treatment, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded September 13, 1993 as Recording No. 93-1770615, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

39.
Covenant and Agreement Regarding Maintenance of Building Slip Resistant Surface Treatment, executed by PPLA Plaza Limited Partnership, a California limited partnership, in favor of City of Los Angeles, recorded September 13, 1993 as Recording No. 93-1770616, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

40.
Covenants, conditions and restrictions set forth in the document entitled Grant Deed recorded March 31, 1997 as Recording No. 97-486648, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

41.
Covenant and Agreement Regarding Maintenance of Building, executed by WHTCP Realty, L.L.C. in favor of City of Los Angeles, recorded May 8, 2002 as Recording No. 02-1060968, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

42.
Certificate of Completion of Construction and Development CBD Citicorp Plaza Phase II executed by Community Redevelopment Agency of the City of Los Angeles, recorded June 17, 2004 as Recording No. 04-1548281, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

43.
Covenant and Agreement Regarding Maintenance of Building, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded December 21, 2004 as Recording No. 04-3304605, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

44.
Master Covenant and Agreement executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded March 10, 2006 as Recording No. 06-0521011, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

45.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded March 17, 2006 as Recording No. 06-0578541, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

46.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded October 12, 2006 as Recording No. 06-2271026, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

47.
Revised Statement Regarding Property Located Within the Central Business District Amended Redevelopment Project, recorded November 30, 2007 as Recording No. 2007-2636434, Official Records. Affects all Parcels

EXHIBIT B – PAGE 4

48.
Covenant and Agreement Regarding Maintenance of Building, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded July 11, 2011 as Recording No. 20110929843, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

49.
Covenant and Agreement Regarding Maintenance of Building, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded July 11, 2011 as Recording No. 20110929844, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

50.
Affidavit Regarding Maintenance of Sump Pump, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded November 30, 2011 as Recording No. 2011-1616634, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

51.
Covenant and Agreement Regarding Maintenance of On-Site Digital Signs, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded April 10, 2012 as Recording No. 20120536474, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

52.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded August 08, 2012 as Recording No. 2012-1178222, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

53.
Covenant and Agreement Regarding Maintenance of On-Site Digital Signs, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded September 27, 2012 as Recording No. 2012-1456697, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

54.
Covenant and Agreement Regarding Maintenance of On-Site Digital Signs, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded October 03, 2012 as Recording No. 2012-1493241, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

55.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded October 05, 2012 as Recording No. 2012-1508787, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

56.
Declaration of Establishment of Water Supply Easements, dated December 18, 2012, executed by EYP Realty, LLC, recorded January 08, 2013 as Recording No. 20130030675, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

57.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded January 31, 2013 as Recording No. 20130161116, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

58.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded January 31, 2013 as Recording No. 20130161117, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

59.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded January 31, 2013 as Recording No. 20130161118, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

60.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the City Planning Department, recorded January 31, 2013 as Recording No. 20130161119, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

61.
Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded January 31, 2013 as Recording No. 20130161120, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

EXHIBIT B – PAGE 5

62.
Covenant and Agreement Regarding Maintenance of On-Site Digital Signs, executed by EYP Realty, LLC in favor of City of Los Angeles, recorded January 31, 2013 as Recording No. 20130164972, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

63.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the Department of City Planning, recorded May 21, 2013 as Recording No. 2013-0763423, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

64.
Covenant and Agreement Regarding Maintenance of Building on Air Space Lots (LAMC 98.0403.1(a)9), executed by EYP Realty, LLC in favor of City of Los Angeles, recorded May 28, 2013 as Recording No. 2013-0794115, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

65.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the Department of City Planning, recorded September 10, 2013 as Recording No. 2013-1317614, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

66.
Master Covenant and Agreement in favor of City of Los Angeles and the Department of City Planning, recorded September 10, 2013 as Recording No. 2013-1317650, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

67.
Master Covenant and Agreement in favor of City of Los Angeles and the Department of City Planning, recorded September 26, 2013 as Recording No. 2013-1399840, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

68.
Master Covenant and Agreement, executed by EYP Realty, LLC in favor of City of Los Angeles and the Department of City Planning, recorded November 21, 2013 as Recording No. 2013-1664476, Official Records. Affects portions of Parcels 1, 2, 3, 4 and 5

69.	Sidewalk easement, and rights incidental thereto, as delineated or as offered for dedication on map of Tract 17804, recorded in Book 1379, Pages 42 to 48 inclusive, Map Records. Affects Parcel 1

70.
Acknowledgment on map of Tract No. 71804 recorded in Book 1379 Pages 42 to 48, inclusive of maps, of dedication to the owner of each of Lots 1 through 4, inclusive, of irrevocable easements for water supply facilities within and through Lots 1 through 4 in accordance with Declaration of Establishment of Water Supply Easements recorded January 8, 2013 as Document No. 20130030675, Official Records of Los Angeles County. Matters contained in the dedication statement or elsewhere on the tract or parcel map. Affects portions of Parcels 1, 2, 3, 4 and 5

71.
Reciprocal Easement and Cost Sharing Agreement, dated September __, 2014 executed by EYP Realty, LLC, a Delaware limited liability company, BOP FIGat7th LLC, a Delaware limited liability company, and BOP FIGat7th Parking LLC, a Delaware limited liability company, recorded September ____, 2014 as Instrument No. 2014-______________, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

72.
Amended and Restated Lot 4 Co-Ownership Agreement, dated September __, 2014 executed by EYP Realty, LLC, a Delaware limited liability company, BOP FIGat7th LLC, a Delaware limited liability company, Maguire Properties - 777 Tower, LLC, a Delaware limited liability company, and Maguire Properties - 755 S. Figueroa, LLC, a Delaware limited liability company, recorded September ____, 2014 as Instrument No. 2014-_____________, Official Records. Affects portions of Parcels 1, 1A, 2, 3, 4 and 5

EXHIBIT B – PAGE 6